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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 12, 2005

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             CANADA                    001-32312
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

  3399 Peachtree Road NE, Suite 1500, Atlanta, GA                 30326
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     (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2005, Novelis Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this report.

ITEM 9.01.    EXHIBITS

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release issued by Novelis Inc. on August 12, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                               NOVELIS INC.
                                                               -----------------
                                                               (Registrant)

Date:  August 12, 2005
                                                               /s/ DAVID KENNEDY
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                                                               David Kennedy
                                                               Secretary